UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 4, 2009
LIZ CLAIBORNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
1441 Broadway, New York, New York, 10018
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (212) 354-4900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On March 4, 2009, Liz Claiborne, Inc., a Delaware corporation (the “Company”), issued a press release (the “Press Release”) announcing its results for the three and twelve months ended January 3, 2009. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: March 4, 2009	By: Name:	/s/ Andrew Warren Andrew Warren
	Title:	Chief Financial Officer

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated March 4, 2009.